UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 8, 2006

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 14, 2006, EXCO Resources, Inc., a Texas corporation (“EXCO”), filed a Current Report on Form 8-K, dated February 8, 2006, to report certain events in connection with the pricing of its initial public offering (“IPO”) of 50,000,000 shares of its common stock, par value $0.001 per share. On February 21, 2006, EXCO filed an amended Current Report on Form 8-K/A (“Amended Form 8-K”) to report certain events in connection with the closing of the IPO, including the completion of EXCO’s acquisition of TXOK Acquisition, Inc., a Delaware corporation (“TXOK”), and its subsidiaries on February 14, 2006. In accordance with the requirements of Item 9.01 of Form 8-K, EXCO indicated that the financial information required by Item 9.01 would be filed no later than 71 days after the date that the Amended Form 8-K was required to be filed. EXCO is hereby amending Item 9.01 of the Amended Form 8-K to file the financial information required by Rule 3-05(b) and Article 11 of Regulation S-X relating to the acquisition of TXOK and its subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The audited consolidated financial statements of TXOK and its subsidiaries for the periods required by Rule 3-05(b) of Regulation S-X are incorporated by reference herein from EXCO’s prospectus filed with the Securities and Exchange Commission on February 9, 2006 (File No. 333-129935) pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended.

(b)  Pro forma financial information.

The unaudited pro forma financial data required by Article 11 of Regulation S-X, which gives effect to EXCO’s acquisition of TXOK and its subsidiaries, is incorporated by reference herein from EXCO’s prospectus filed with the Securities and Exchange Commission on February 9, 2006 (File No. 333-129935) pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended.

(c)  Shell company transactions.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated February 8, 2006, by and among the Company and J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc., Goldman, Sachs & Co., A.G. Edwards & Sons, Inc., Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets, a division of McDonald Investments Inc., filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

2.1

Agreement and Plan of Merger by and between EXCO Holdings Inc. and EXCO Resources, Inc., dated as of February 9, 2006, filed as an Exhibit to EXCO’s Form 8-K filed on February 14, 2006 and incorporated by reference herein.

3.1	Third Amended and Restated Articles of Incorporation of EXCO Resources, Inc., filed as an Exhibit to EXCO’s Form 8-K filed on February 14, 2006 and incorporated by reference herein.

3.2	Amended and Restated Bylaws of EXCO Resources, Inc., filed as an Exhibit to EXCO’s Form 8-K filed on February 14, 2006 and incorporated by reference herein.

4.1

Third Supplemental Indenture, dated as of February 14, 2006, by and among EXCO Resources, Inc., TXOK Acquisition, Inc. and Wilmington Trust Company, as Trustee, filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

10.1

Sixth Amendment to Third Amended and Restated Credit Agreement, dated February 14, 2006, among EXCO Resources, Inc., EXCO Operating, LP, North Coast Energy, Inc., North Coast Energy Eastern, Inc., as Borrowers, and JPMorgan Chase Bank, NA, as Administrative Agent for itself and the Lenders defined therein, filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

10.2

Guarantee, dated February 14, 2006, among EXCO Resources, Inc., EXCO Operating, LP, North Coast Energy, Inc., North Coast Energy Eastern, Inc., ROJO Pipeline, Inc., EXCO Investment I, LLC, EXCO Investment II, LLC and Pinestone Resources, L.L.C., as Guarantors, and JPMorgan Chase Bank, NA, as Administrative Agent for itself and the Lenders defined therein, filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

10.3

Credit Agreement for Senior Secured Revolving Credit Facility, dated as of September 27, 2005, by and among TXOK Acquisition, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc., as Sole Bookrunner and Lead Arranger, filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

10.4

First Amendment to Revolving Credit Agreement, dated as of December 15, 2005, by and among TXOK Acquisition, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the Lenders (as defined therein), and JPMorgan Chase Bank, N.A., as Administrative Agent, filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

10.5

Second Amendment to Revolving Credit Agreement, dated as of February 6, 2006, by and among TXOK Acquisition, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the Lenders (as defined therein), and JPMorgan Chase Bank, N.A., as Administrative Agent, filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

10.6

Subsidiary Guaranty, dated February 14, 2006, among TXOK Acquisition, Inc., TXOK Energy Resources Company, TXOK Energy Holdings, L.L.C., TXOK Texas Energy Holdings, LLC and TXOK Texas Energy Resources, L.P., as Subsidiary Guarantors, in favor of JPMorgan Chase Bank, NA, as agent for itself and the Lenders defined therein, filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

10.7

First Amended and Restated Registration Rights Agreement, by and among EXCO Holdings Inc. and the Initial Holders (as defined therein), effective January 5, 2006, filed as an Exhibit to EXCO’s Amendment No. 1 to the Form S-1 (File No. 333-129935) filed on January 6, 2006 and incorporated by reference herein.

10.8	Amended and Restated Certificate of Incorporation of TXOK Acquisition, Inc., filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

14.1

Code of Ethics for the Chief Executive Officer and Senior Financial Officers, filed as an Exhibit to EXCO’s Amendment No. 1 to the Form S-1 (File No. 333-129935) filed on January 6, 2006 and incorporated by reference herein.

14.2

Code of Business Conduct and Ethics for Directors, Officers and Employees, filed as an Exhibit to EXCO’s Amendment No. 1 to the Form S-1 (File No. 333-129935) filed on January 6, 2006 and incorporated by reference herein.

99.1

Press Release dated February 9, 2006 announcing the pricing of the initial public offering of common stock of EXCO Resources, Inc., filed as an Exhibit to EXCO’s Form 8-K filed on February 14, 2006 and incorporated by reference herein.

99.2

Audit Committee Charter of EXCO Resources, Inc. incorporated by reference to Exhibit 99.1 to the Registration Statement, filed as an Exhibit to EXCO’s Form 8-K filed on February 14, 2006 and incorporated by reference herein.

99.3

Press Release dated February 14, 2006 announcing the closing of the initial public offering of common stock of EXCO Resources, Inc., filed as an Exhibit to EXCO’s Form 8-K/A Amendment No. 1 filed on February 21, 2006 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: May 3, 2006	By:	/s/ J. DOUGLAS RAMSEY
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President and Chief Financial Officer